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                        EXHIBITS START ON PAGE _________

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 1998
                                        Securities Act Registration No. 33-66080
                                Investment Company Act Registration No. 811-7874

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    |x|

                      Pre-Effective Amendment No. _____               |_|

                       Post-Effective Amendment No. 6                 |x|

                                     and/or

                      REGISTRATION STATEMENT UNDER THE                |X|
                         INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 8                        |X|
                        (Check appropriate box or boxes)

                        THE ONE GROUP(R) INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                (Address of Principal Executive Office)(Zip Code)

       Registrant's Telephone Number, including Area Code: (614) 249-7111
                                 W. SIDNEY DRUEN
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                     (Name and Address of Agent for Service)

                                   Copies to:

            DAVID E. SIMAITIS                                ALAN G. PRIEST
   DRUEN, DIETRICH, REYNOLDS & KOOGLER                        ROPES & GRAY
          ONE NATIONWIDE PLAZA                             1301 K STREET, N.W.
          COLUMBUS, OHIO 43215                               SUITE 800 EAST
                                                         WASHINGTON, D.C. 20005

     It is proposed that this filing will become effective (check appropriate box)

     [ ]   immediately upon filing pursuant to paragraph (b)
     [ ]   on (date) pursuant to paragraph (b)
     [ ]   days after filing pursuant to paragraph (a)(1)
     [ ]   on (date pursuant to paragraph (a)(1)
     [X]   75 days after filing pursuant to paragraph (a)(2)
     [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     In accordance with Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares by the prior Registration Statement. Pursuant to paragraph (a)(3) thereof, a non-refundable fee in the amount of $500.00 has been paid to the Commission. Registrant filed its 24f-2 notice for the fiscal year ended December 31, 1997 on February XX, 1998.

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                        THE ONE GROUP(R) INVESTMENT TRUST
                              GOVERNMENT BOND FUND
                              ASSET ALLOCATION FUND
                            GROWTH OPPORTUNITIES FUND
                            LARGE COMPANY GROWTH FUND
                                EQUITY INDEX FUND

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                              CROSS REFERENCE SHEET

N-1A Item No.                                                                   Location
------------------------------------------------------------------------------------------------------------------------
                                                          PART A
Item    1.     Cover Page....................................................Cover Page
Item    2.     Synopsis......................................................Summary
Item    3.     Condensed Financial Information...............................Financial Highlights
Item    4.     General Description of Registrant.............................Organization and Management of the Funds
Item    5.     Management of the Fund........................................The Advisor
Item    6.     Capital Stock and Other Securities............................Shareholder Rights
Item    7.     Purchase of Securities Being Offered..........................Shareholder Rights
Item    8.     Redemption or Repurchase......................................Share Redemption
Item    9.     Pending Legal Proceedings.....................................Not Applicable

                                                       PART B

Item    10.    Cover Page....................................................Cover Page
Item    11.    Table of Contents.............................................Table of Contents
Item    12.    General Information and History...............................The Trust
Item    13.    Investment Objectives and Policies............................Investment Objectives and Policies
Item    14.    Management of the Registrant..................................Management of the Trust
Item    15.    Control Persons and Principal
               Holders of Securities.........................................Shareholders
Item    16.    Investment Advisory and Other Services........................Management of the Trust-

                                                                             Investment Advisor

Item    17.    Brokerage Allocation..........................................Management of the Trust-
                                                                             Portfolio Transactions

Item    18.    Capital Stock and Other Securities............................Additional Information-
               ..............................................................Shareholders

Item    19.    Purchase, Redemption and Pricing of

               Securities Being Offered......................................Additional Information
                                                                             Regarding the Calculation
                                                                             of Per Share Net Asset Value

Item    20.    Tax Status....................................................Investment Objectives and
                                                                             Policies-Additional Tax
                                                                             Information Concerning All
                                                                             Funds of the Trust
Item    21.    Underwriters..................................................Not Applicable

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


                              CROSS REFERENCE SHEET

N-1A Item No.                                                                      Location
----------------------------------------------------------------------------------------------------------------
                                                          PART B
Item     22.      Calculation of Performance Data...............................Calculation of Performance Data

Item     23.      Financial Statements..........................................Financial Statements

                                                          PART C
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this registration statement.

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                        THE ONE GROUP(R) INVESTMENT TRUST
                              GOVERNMENT BOND FUND
                              ASSET ALLOCATION FUND
                            GROWTH OPPORTUNITIES FUND
                            LARGE COMPANY GROWTH FUND
                                EQUITY INDEX FUND

                                   Prospectus

                                   May 1, 1998

                             Three Nationwide Plaza
                              Columbus, Ohio 43215
                      For Information and Assistance, Call
                                 1-800-860-3946

         This prospectus describes five mutual funds (the "Funds"), each with its own investment objective. The shares of the Funds are sold to Nationwide Life and Annuity Insurance Company (formerly Financial Horizons Life Insurance Company) to fund the benefits of The One(R) Investors Annuity(SM), to certain other separate accounts that fund variable annuity and variable life contracts issued by other life insurance companies, and to qualified pension and retirement plans.

         PLEASE REMEMBER THAT SHARES OF THE FUNDS: -ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES; -ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; -INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                    CONTENTS

                                                                          Page

A BRIEF PREVIEW OF THE FUNDS...................................................
ABOUT THE FUNDS................................................................
              Government Bond Fund.............................................
              Asset Allocation Fund............................................
              Growth Opportunities Fund........................................
              Large Company Growth Fund........................................
              Equity Index Fund................................................

MORE ABOUT THE FUNDS
              Portfolio Quality................................................
              Illiquid Investments.............................................
              Special Risk Considerations......................................
              Shareholder Rights...............................................
              Questions........................................................
              Share Redemption.................................................
              Net Asset Value..................................................
              Dividends  ......................................................
              Tax Status ......................................................

ORGANIZATION AND MANAGEMENT OF THE FUNDS.......................................
              The Funds  ......................................................
              The Board of Trustees............................................
              The Advisor......................................................
              The Administrator................................................
              Transfer and Dividend Paying Agent...............................
              The Custodian....................................................
              Independent Accountants..........................................
              Expenses of the Trust............................................

DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES
              Investment Practices.............................................
              Investment Risks.................................................
              Investment Policies..............................................

ADDITIONAL INFORMATION
              Performance......................................................
APPENDIX: DESCRIPTION OF RATINGS...............................................

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

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 A BRIEF PREVIEW OF THE FUNDS

         WHAT ARE THE GOALS OF THE FUNDS? The Funds are designed for a variety of investment objectives, including current income, total return, capital appreciation, and investment results that correspond to the price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index. Each Fund pursues a different objective and involves different risks. Please read about each Fund before investing.

         WHAT ARE THE FUNDS' INVESTMENT STRATEGIES? The Government Bond Fund ("Bond Fund") will invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Asset Allocation Fund, Growth Opportunities Fund, Large Company Growth Fund and Equity Index Fund (collectively, the "Equity Funds"), will invest in a variety of equity securities, including common stocks. The Equity Funds also may invest in debt securities and preferred stocks which are convertible into common stocks. Most of the Equity Funds may invest in securities of foreign issuers.

         WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS? The Bond Fund invests in fixed-income investments that are subject to market fluctuations as a result of changes in interest rates. As a result, the value of investments in the Bond Fund may decrease during periods of rising interest rates and increase during periods of declining interest rates. In addition, the Bond Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed-income securities. The Equity Funds invest in equity securities that are more volatile and carry more risk than some other forms of investment. In addition, investments in foreign securities may expose the Equity Funds to risks that are different from investments in U.S. securities. The Funds may invest in derivative securities. These securities may expose the Funds to special risks. As with all investments, you may lose money by investing in the Funds. For more information about risks, please read "More About the Funds" and "Investment Risks."

         WHO MANAGES THE FUNDS? Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION serves as the advisor of the Funds. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the heading "The Advisor".

         HOW WILL SHARES BE PURCHASED AND REDEEMED? Shares of the Funds will be purchased by the Nationwide VA Separate Account-C, a separate account of Nationwide Life and Annuity Insurance Company, to fund the obligations of The One Investors Annuity(SM), by separate accounts of other insurance companies to fund variable life annuity and variable life contracts and by qualified pension and retirement plans. For information concerning the purchase and redemption of shares by The One Investors Annuity(SM), refer to the prospectus of The One Investors Annuity(SM) which accompanies this prospectus.

* "S & P 500 Index" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

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ABOUT THE FUNDS

THE ONE GROUP INVESTMENT TRUST

GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income with liquidity and safety of principal.

INVESTMENT STRATEGY

The Fund limits its investments to securities issued by the U.S. Government and its agencies and instrumentalities or related to securities issued by the U.S. Government and its agencies and instrumentalities. The Fund's average weighted remaining maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Fund's average weighted remaining maturity may be outside this range if warranted by market conditions.

PORTFOLIO SECURITIES

At least 65% of the Fund's total assets will be invested in debt instruments with principal and interest guaranteed by the U.S. Government or its agencies and instrumentalities, some of which may be subject to repurchase agreements, and other securities representing an interest in or secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities. For purposes of the Fund, "bonds" include debt instruments issued by the U.S. Treasury, U.S. Government agencies and instrumentalities, stripped government securities and mortgage-related securities. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund's ability to achieve higher income is not as great as that of funds that invest in lower-quality instruments. In addition, the Fund invests in fixed-income securities. The value of these securities will change in response to interest rate changes and other factors. The Fund also invests in mortgage-related securities which may have greater price and yield volatility than traditional fixed income securities. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT

Thomas E. Donne, CFA, has been a Manager of the Fund since March, 1995. Since 1988, Mr. Donne has held various portfolio management positions with Banc One Investment Advisors and its affiliates.

Michael J. Sais, CFA, is head of mortgage research for Banc One Investment Advisors and has been a Manager of the Fund since December, 1997. Before joining Banc One Investment Advisors in 1995, Mr. Sais was a Eurodollar trader with Citibank, a senior portfolio manager for Valley National Bank of Arizona (now Bank One, Arizona, N.A.), and head portfolio manager for PRIMERIT Bank FSB. Mr. Sais has nine years of investment management experience.

         INSERT FINANCIAL HIGHLIGHTS

THE ONE GROUP INVESTMENT TRUST

ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return while preserving capital.

INVESTMENT STRATEGY

The Fund invests in a combination of stocks, fixed income securities and money market instruments. Banc One Investment Advisors will regularly review the Fund's asset allocations and vary them over time to favor investments which they believes will provide the most favorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected return. Because the Fund seeks total return over the long term, Banc One Investment Advisors will not attempt to time the market. Rather, asset allocation shifts will be made gradually over time.

PORTFOLIO SECURITIES

The Fund normally will invest between 40% and 75% of its total assets in all types of equity securities, including the stock of both large and small capitalization companies, as well as growth and value securities. Up to 20% of the equities held by the Fund may be foreign securities, including American Depository Receipts. Between 25% and 60% of the Fund's total assets will be invested in fixed income securities, including bonds, notes, and other debt securities. The balance of the Fund's total assets will be invested in money market instruments. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities, which may increase or decrease in value. As a result, the value of your investment in the Fund may increase or decrease in value. The Fund also will invest in fixed income securities. The value of these securities will change in response to interest rate changes and other factors. This is especially true to the extent the Fund invests in debt securities in the lowest investment grade category. Such securities have speculative characteristics. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT

Scott Grimshaw is the Manager of the fixed income portion of the Fund, having served in that position since November, 1996. He has been employed as a research analyst for Banc One Investment Advisors or its affiliates since 1988.

Since May 1, 1997, Dan Kapusta has served as Manager of the equity portion of the Fund. Mr. Kapusta has been an equity analyst with Banc One Investment Advisors since 1992. Before joining Banc One Investment Advisors, Mr. Kapusta worked for Robert W. Baird, Inc. in Milwaukee, Wisconsin as an equity analyst.

         INSERT FINANCIAL HIGHLIGHTS

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THE ONE GROUP INVESTMENT TRUST

GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

INVESTMENT STRATEGY

The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries.

PORTFOLIO SECURITIES

The Fund normally invests at least 80% of its total assets in equity securities, including common stocks and debt securities and preferred stocks that are convertible to common stock. A portion of the Fund's assets will be held in cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities which may increase or decrease in value. Therefore, the value of your investment in the Fund may increase or decrease in value. Also, the stocks of smaller companies may be subject to greater risks than those of larger companies. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.

          INSERT FINANCIAL HIGHLIGHTS

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THE ONE GROUP INVESTMENT TRUST

LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

INVESTMENT STRATEGY

The Fund invests primarily in equity securities of large, well-established companies. The weighted average capitalization of companies in which the Fund invests normally will exceed the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").*

PORTFOLIO SECURITIES

The Fund normally invests at least 65% of its total assets in the equity securities of companies described above, including common stock, warrants and rights to buy common stocks. The remainder of the Fund's total assets will be invested in nonconvertible fixed income securities, options and futures, repurchase agreements, and securities issued by the U.S. government and its agencies and instrumentalities. For daily cash management purposes, the Fund may invest in repurchase agreements and cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities, which may increase or decrease in value. As a result, the value of your investment in the Fund may increase or decrease in value. The Fund also will invest in fixed income securities. The value of these securities will change in response to interest rate changes and other factors. This is especially true to the extent the Fund invests in debt securities with speculative characteristics. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings, and cash positions.

* "S & P 500 Index" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

         INSERT FINANCIAL HIGHLIGHTS

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THE ONE GROUP INVESTMENT TRUST

EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index.*

INVESTMENT STRATEGY

The Fund invests primarily in stocks included in the S&P 500 Index and, secondarily in stock index futures. Banc One Investment Advisors will seek to achieve a correlation between the performance of the Fund and that of the S&P 500 Index. To implement this strategy, Banc One Investment Advisors generally selects stocks in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, without taking into account expenses. Perfect correlation would be 1.00.

PORTFOLIO SECURITIES

The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. In addition, the Fund may hold up to 10% of its net assets in cash or cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS

The Fund invests in equity securities, which may increase or decrease in value. Therefore, the value of your investment in the Fund may increase or decrease in value. Because the Fund's investments are tied to an index, fluctuations in the index will affect the value of your investment in the Fund. Before you invest, please read "More About the Funds" and "Investment Risks."

FUND MANAGEMENT

Michael D. Weiner is the Manager of the Fund. Mr. Weiner also serves as the Managing Director of Equity Research for Banc One Investment Advisors. Before joining Banc One Investment Advisors, Mr. Weiner served as the Director of Research and Head of U.S. Equities for the Dupont Pension Fund Investment Company of Wilmington, Delaware from 1986 to 1994.

* "S & P 500 Index" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

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MORE ABOUT THE FUNDS

PORTFOLIO QUALITY

The Funds only purchase securities that meet the following criteria:

- The Government Bond Fund may invest in debt securities rated in any of the three highest investment grade rating categories.

- If the Funds invest in municipal bonds, the bonds must be rated as investment grade.

- Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations, must be rated in one of the two highest investment grade categories at the time of investment.

- Corporate bonds generally will be rated in one of the three highest investment grade categories.

- Banc One Investment Advisors reserves the right to invest in corporate bonds which present attractive opportunities and are rated in the lowest investment grade category. These corporate bonds may be riskier than higher rated bonds.

If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.

ILLIQUID INVESTMENTS

Each Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Investment Trust Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS

FIXED INCOME SECURITIES: Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

DERIVATIVES: The Funds invest in securities that are considered to be derivatives. These securities may be more volatile than other investments. These include:

-        options, futures contracts, and options on futures contracts

-        warrants

- mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) and stripped mortgage-backed securities (IOs and POs)

-        asset-backed securities

-        swap, cap and floor transactions

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-        new financial products

-        structured instruments

-        inverse floating rate instruments

Derivatives may be riskier than traditional investments.

SMALL CAPITALIZATION COMPANIES: Investments in smaller, younger companies may be riskier than investments in larger, more established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations, and other factors affecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

EQUITY INDEX FUND An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the funds were not fully invested in such securities. Because of this, an index fund's share price can be volatile and you should be able to handle sudden, and sometimes substantial, fluctuations in the value of your investment.

SHAREHOLDER RIGHTS

         Shares of the Funds are sold at net asset value to, a separate account of Nationwide Life and Annuity Insurance Company ("Nationwide Annuity"), to fund the benefits of The One Investors Annuity(SM) and may in the future be sold to other separate accounts funding variable annuity and variable life contracts issued by other life insurance companies, and qualified pension and retirement plans (collectively, with the Nationwide Annuity, the "Separate Accounts"). Material irreconcilable conflicts between Separate Accounts possibly may arise due to management, regulatory, or other differences. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken in response. All investments in the Funds are credited to the shareholder's account in the form of full or fractional shares of the designated Fund. The Funds do not issue share certificates. Initial and subsequent purchase payments allocated to a specific Fund are subject to the limits applicable to the Separate Accounts.

         Under current practices Nationwide Annuity will solicit voting instructions from The One Investors Annuity(SM) owners with respect to any matters that are presented to a vote of shareholders. Each Fund votes separately on matters relating solely to that Fund or which affect that Fund differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. The holders of each share shall be entitled to one vote for each share held.

         The One Group Investment Trust ("the Trust") does not hold Annual Meetings of shareholders but may hold Special Meetings. Special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objectives, or approve an investment advisory contract.

QUESTIONS

- Any questions regarding the Funds should be directed to the The One Group Investment Trust, Three Nationwide Plaza, Columbus, Ohio 43215 1-800-860-3946.

- All questions regarding The One Investors Annuity(SM) should be directed to Nationwide Life and Annuity Insurance Company, as indicated in the annuity prospectus included herewith.

- All questions regarding other Separate Accounts should contact the address indicated in the prospectuses and plan documents accompanying those accounts.

SHARE REDEMPTION

- Separate Accounts redeem shares to make benefit or surrender payments to policyholders. Redemptions are processed on any day on which the Funds are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, Nationwide Investors Services, Inc.

- The Funds are open for business (each, a "Business Day") other than weekends and the following holidays: New Years Day, Martin Luther
         King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

NET ASSET VALUE

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-        The net asset value ("NAV") per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time), on each Business Day.

- The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares of the Fund that are outstanding.

DIVIDENDS

- All dividends are distributed to the Separate Accounts on a quarterly basis and will be automatically reinvested in Fund shares.

- Dividends are not taxable as current income to annuity policy holders or qualified pension and retirement plan participants.

TAX STATUS

         Each Fund is treated as a separate entity for Federal income tax purposes and is not combined with the other Funds. It is the intention of each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and meet all other requirements necessary for it to be relieved of Federal taxes on that part of its net investment income and net capital gains distributed to its shareholders. Each Fund intends to distribute all of its net investment income and net capital gains to its shareholders on a current basis.

         For a discussion of the tax consequences of variable annuity contracts, refer to the prospectus of The One Investors Annuity(SM), the prospectuses of other Separate Accounts that fund variable annuity and variable life contracts or qualified pension and retirement plan documents. Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59-1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

         Section 817(h) of the Code provides that investments of a separate account underlying a variable annuity contract (or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be "adequately diversified" in order for the annuity contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements. If a separate account underlying a variable annuity contract were not adequately diversified, the owner of such variable annuity contract would be immediately subject to tax on the earnings allocable to the contract.

         Additional information about the tax status of the Funds is provided in the Statement of Additional Information.

ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE FUNDS

         Each Fund is a series of The One Group Investment Trust, an open-end management investment company. Each Fund described in this prospectus is diversified. Each Fund is supervised by the Board of Trustees.

THE BOARD OF TRUSTEES

         The Trustees oversee the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of the One Group Investment Trust.

THE ADVISOR

         Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

          As of June 30, 1997, Banc One Investment Advisors, an indirect wholly-owned subsidiary of BANC ONE CORPORATION, managed over $47 billion in assets.

          Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, at the following annual percentages of the average daily net assets of each Fund: 0.45% for the Government Bond Fund, 0.65% for each of the Growth Opportunities Fund and the Large Company Growth Fund, 0.30% for the Equity Index Fund and 0.70% for the Asset Allocation Fund. Banc One Investment Advisors has voluntarily agreed to waive all or part of its fees in order to limit the Funds' total operating expenses on an annual basis to not more than 0.55% of the average daily net assets of the Equity Index Fund, not more than 0.75% of the average daily net assets of the Government Bond Fund, not more than 1.10% of the average daily net assets of the Growth Opportunities Fund and not more than 1.00% of the average daily net assets of each of the Large Company Growth Fund and Asset Allocation Fund. These fee waivers are voluntary and may be terminated at any time. For the fiscal year ended December 31, 1997 the Funds paid advisory fees at the following rates: 0.32% of the average daily net assets of the Government Bond Fund, 0.64% of the average daily net assets of the Growth Opportunities Fund, 0.65% of the average daily net assets of the Large Company Growth Fund and 0.55% of the average daily net assets of the Asset Allocation Fund.

THE ADMINISTRATOR

          Nationwide Advisory Services, Inc. (the "Administrator"), a wholly owned subsidiary of Nationwide Life Insurance Company, which in turn is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company of the Nationwide Insurance Enterprise, serves as the Funds' administrator. The Administrator is responsible for providing administrative services including, regulatory reporting, all necessary office space, equipment, facilities and the services of executive and clerical personnel for administering the affairs of the Funds.

          For these services, the Administrator receives a fee based on the net assets of the Trust. For all the Funds (except the Equity Index Fund) on the first $250 million of the Trusts assets, Nationwide Advisory Services receives an annual fee of 0.24% of the Trusts average daily net assets. The annual rate declines to 0.19% of the Trusts average net assets that are greater than $250 million but less than $500 million, 0.16% of the Trust's average net assets that are greater than $500 million but less than $1 billion, and 0.14% of the Trust's average net assets that are greater than $1 billion. For the Equity Index Fund the fee, which does not decline, is 0.14% of the average administrator's daily
net assets plus a fee for pricing of the securities held by the Fund of     .
The Administrator's fees are calculated daily and paid monthly.

TRANSFER AND DIVIDEND PAYING AGENT

          Nationwide Investors Services, Inc., a wholly-owned subsidiary of the Administrator, acts as the transfer agent and dividend paying agent for the Trust and in doing so performs certain bookkeeping, data processing and administrative services.

THE CUSTODIAN

          State Street Bank and Trust Company, P.O. Box 8500, Boston, MA 02266-8500 acts as Custodian. As the Funds' custodian, State Street holds the Funds' assets, settles all portfolio trades and assits in calculating the Funds' NAV.

INDEPENDENT ACCOUNTANTS

          2 Easton Oval, Columbus, OH 43219, serves as independent accountants to the Funds.

EXPENSES OF THE FUNDS

          Each Fund bears all expenses of its operations other than those incurred by Banc One Investment Advisors and the Administrator under their respective Advisory Agreement and Administration Agreement with the Funds. In particular, the Funds pay: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, interest and taxes, registration fees and expenses, expenses of the Transfer and Dividend Paying Agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, Banc One Investment Advisors or any of its affiliates, expenses of printing and mailing reports and notices and proxy material to beneficial shareholders of the Trust, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. For the fiscal year ended December 31, 1997 the total expenses of each of the Funds, were as follows: 0.75% of the average daily net assets of the Government Bond Fund, 1.09% of the average daily net assets of the Growth Opportunities Fund, 1.00% of the average daily net assets of the Large Company Growth Fund and 1.00% of the average daily net assets of the Asset Allocation Fund.

         The organizational expenses of each of the Funds have been capitalized and will be amortized during the first five years of the Funds' operations. Such amortization will reduce the amount of income available for payment as dividends.

DETAILS ABOUT THE FUNDS' INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.



                                                                               FUND CODE
                                                                               ---------
The One Group Investment Trust Government Bond Fund                                1
The One Group Investment Trust Asset Allocation Fund                               2
The One Group Investment Trust Growth Opportunities Fund                           3
The One Group Investment Trust Large Company Growth Fund                           4
The One Group Investment Trust Equity Index Fund                                   5

INSTRUMENT                                                     FUND CODE                RISK TYPE
----------                                                     ---------                ---------
U.S. TREASURY OBLIGATIONS: Bills, notes,                          1-5                    Market
bonds, STRIPS, and CUBES.

TREASURY RECEIPTS: TRS, TIGRS, and CATS.                          1-5                    Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities                     1-5                    Market
issued by agencies and instrumentalities                                                 Credit
of the U.S. Government.  These include
Ginnie Mae, Fannie Mae, and Freddie Mac.

CERTIFICATES OF DEPOSIT: Negotiable                               2-5                    Market
instruments with a stated maturity.                                                      Credit
                                                                                        Liquidity

TIME DEPOSITS: Non-negotiable receipts                            2-5                   Liquidity
issued by a bank in exchange for the                                                     Credit
deposit of funds.                                                                        Market

COMMON STOCK: Shares of ownership of a company.                   2-5                    Market

REPURCHASE AGREEMENTS: The purchase of a                          1-5                    Credit
security and the simultaneous commitment                                                 Market
to return the security to the seller at                                                 Liquidity
an agreed upon price on an agreed upon
date.  This is treated as a loan.

REVERSE REPURCHASE AGREEMENT: The sale of                         1-5                    Market
a security and the simultaneous                                                         Leverage
commitment to buy the security back at
an agreed upon price on an agreed upon
date.  This is treated as a borrowing
by a Fund.

SECURITIES LENDING: The lending of up                             1-5                    Credit
to 33% of the securities owned by a                                                      Market
Fund.  In return the Fund will                                                          Leverage
receive cash and/or other securities
as collateral.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                   1-5                    Market
Purchase or contract to                                                                 Leverage
purchase securities at a fixed price                                                    Liquidity
for delivery at a future date.



INVESTMENT COMPANY SECURITIES: Shares                             2-5                    Market
of other mutual funds, including money
market funds of The One Group and shares of other
investment companies for which Banc One Investment
Advisors serves as investment advisor or
administrator. Banc One Investment Advisors will
waive certain fees when investing in funds for which
it serves as investment advisor.

CONVERTIBLE SECURITIES: Bonds or preferred                         2-5                    Market
stock that convert to common stock.                                                       Credit

CALL AND PUT OPTIONS: A call option gives                          1-5                  Management
the buyer the right to buy, and obligates                                                Liquidity
the seller of the option to sell, a                                                       Credit
security at a specified price.  A put                                                     Market
option gives the buyer the right to                                                      Leverage
sell, and obligates the seller of the
option to buy, a security at a
specified price.  The Funds will
sell only covered call and secured put options.

FUTURES AND RELATED OPTIONS: A contract                            1-5                  Management
providing for the future sale and purchase                                                Market
of a specified amount of a specified                                                      Credit
security, class of securities, or an index                                               Liquidity
at a specified time in the future and at                                                 Leverage
a specified price.

REAL ESTATE INVESTMENT TRUSTS ("REITS"):                           1-5                   Liquidity
Pooled investment vehicles which invest                                                 Management
primarily in income producing real estate                                                 Market
or real estate related loans or interest.                                               Regulatory
                                                                                            Tax
                                                                                        Pre-payment

BANKERS' ACCEPTANCES: Bills of exchange or                         2-5                    Credit
time drafts drawn on and accepted by a                                                   Liquidity
commercial bank.  Maturities are generally                                                Market
six months or less.

COMMERCIAL PAPER: Secured and unsecured                            2-5                    Credit
short-term promissory notes issued by                                                    Liquidity
corporations and other entities.                                                          Market
Maturities generally vary from a few
days to nine months.

FOREIGN SECURITIES: Stocks issued by                               2-4                    Market
foreign companies, as well as commercial                                                 Political
paper of foreign issuers and obligations                                                 Liquidity
of foreign banks, overseas branches of                                              Foreign Investment
U.S. banks and supranational entities.
Includes American Depository Receipts.

RESTRICTED SECURITIES: Securities not                              2-5                   Liquidity
registered under the Securities Act of                                                    Market
1933, such as privately placed
commercial paper and Rule 144A securities.

VARIABLE AND FLOATING RATE INSTRUMENTS:                            1-4                    Credit
Obligations with interest rates which are                                                Liquidity
reset daily, weekly, quarterly or some                                                    Market
other period and which may be payable to
the Fund on demand.

WARRANTS: Securities, typically issued                             2-4                    Market
with preferred stock or bonds, that give                                                  Credit
the holder the right to buy a proportionate
amount of common stock at a specified price.

PREFERRED STOCK: A class of stock that                             2-5                    Market
generally pays a dividend at a specified
rate and has preference over common stock
in the payment of dividends and in liquidation.

MORTGAGE-BACKED SECURITIES: Debt obligations                       1-2                  Pre-payment
secured by real estate loans and pools of                                                 Market
loans.  These include collateralized                                                      Credit
mortgage obligations ("CMOs") and Real Estate                                           Regulatory
Mortgage Investment Conduits ("REMICs").

CORPORATE DEBT SECURITIES: Corporate bonds                          2                     Market
and non-convertible debt securities.                                                      Credit

DEMAND FEATURES: Securities that are                                2                     Market
subject to puts and standby commitments to                                               Liquidity
purchase the securities at a fixed price                                                Management
(usually with accrued interest) within a
fixed period of time following demand by a Fund.

ASSET-BACKED SECURITIES: Securities secured                         2                   Pre-payment
by company receivables, home equity loans,                                                Market
truck and auto loans, leases, credit card                                                 Credit
receivables and other securities backed by
other types of receivables or other assets.

MORTGAGE DOLLAR ROLLS: A transaction in which                      1-2                  Pre-payment
a Fund sells securities for delivery in a                                                 Market
current month and simultaneously contracts                                              Regulatory
with the same party to repurchase similar
but not identical securities on a specified
future date.

ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"):                           1-2                  Pre-payment
Loans in a mortgage pool which provide for                                                Market
a fixed initial mortgage interest rate for                                                Credit
a specified period of time, after which the                                             Regulatory
rate may be subject to periodic adjustments.

SWAPS, CAPS AND FLOORS: A Fund may enter                           1-5                  Management
into these transactions to manage its                                                     Credit
exposure to changing interest rates and                                                 Liquidity
other factors.  Swaps involve an exchange                                                 Market
of obligations by two parties. Caps and floors
entitle a purchaser to a principal amount from the
seller of the cap or floor to the extent that a
specified index exceeds or falls below a
predetermined interest rate or amount.

NEW FINANCIAL PRODUCTS: New options and                        1-5                  Management
futures contracts and other financial                                                 Credit
products, continue to be developed and the                                            Market
Funds may invest in such options, contracts                                          Liquidity
and products.

STRUCTURED INSTRUMENTS: Debt securities                        1-2                    Market
issued by agencies and instrumentalities                                             Liquidity
of the U.S. government, banks,                                                      Management
municipalities, corporations and other                                                Credit
businesses whose interest and/or principal                                      Foreign Investment
payments are indexed to foreign currency
exchange rates, interest rates, or one or
more other references indices.

MUNICIPAL SECURITIES: Securities issued by                      2                     Market
a state or political subdivision to obtain                                            Credit
funds for various public purposes.                                                  Political
Municipal securities include private                                                    Tax
activity bonds and industrial development
bonds, as well as General Obligation Notes, Tax
Anticipation Notes, Bond Anticipation Notes, Revenue
Anticipation Notes, Project Notes, other short-term
tax-exempt obligations, municipal leases, and
obligations of municipal housing authorities and
single family revenue bonds.

STRIPPED MORTGAGE-BACKED SECURITIES: Derivative                 1                   Pre-payment
multi-class mortgage securities which are usually                                     Market
structured with two classes of shares that receive                                    Credit
different proportions of the interest and principal                                 Regulatory
from a pool of mortgage assets.  These include
IOs and POs.  The Government Bond Fund only
invests in Stripped Mortgage-Backed Securities
issued or guaranteed by the U.S. government,
its agencies or instrumentalities.

INVERSE FLOATING RATE INSTRUMENTS: Leveraged                    1                     Market
floating rate debt instruments with interest rates                                   Leverage
that reset in the opposite direction from the market                                  Credit
rate of interest to which the inverse floater is indexed.


INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

- CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

- LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

         - HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

         - SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- MANAGEMENT RISK. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

- MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

- POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

- FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

- PRE-PAYMENT RISK. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

- TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

- REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

INVESTMENT POLICIES

         Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the fundamental policies can be found in the Statement of Additional Information.

Each Fund may not:

1. Purchase an issuer's securities if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets.

2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
         (ii) enter into repurchase agreements; and (iii) engage in securities lending.

The Equity Index Fund may not:

1. Invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities.

Additional investment policies can be found in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITION

         BOND FUND For temporary defensive purposes as determined by Banc One Investment Advisors, the Fund may invest up to 100% of its assets in money market instruments, and may hold a portion of its assets in cash for liquidity purposes. While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective. Therefore, the Fund will pursue a temporary defense position only when market conditions warrant.

         EQUITY FUNDS For temporary defensive purposes as determined by Banc One Investment Advisors, each Equity Fund (except the Equity Index Fund) may invest up to 100% of its assets in cash equivalents (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1 billion as of the end of their most recent fiscal year, commercial paper rated in the two highest short-term rating categories, variable amount master demand notes and bank money market deposit accounts), and may hold cash for liquidity investment or transaction settlement purposes. The Equity Index Fund may invest up to 10% of its total assets in cash and cash equivalents. While a Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective. Therefore, the Fund will pursue a temporary defense position only when market conditions warrant.

PORTFOLIO TURNOVER

         Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs. Each Equity Fund may engage in short-term trading, which involves selling securities for a short time in order to increase the potential for capital appreciation and/or income of an Equity Fund or to take advantage of a temporary disparity in the normal price or yield relationship between two securities or changes in market industry or company conditions or outlook. Any such trading would increase a Fund's turnover rate and its transaction costs. The portfolio turnover rate for each Fund for the fiscal year ended December 31, 1997 is shown on the Financial Highlights.

ADDITIONAL INFORMATION

PERFORMANCE

         From time to time, each Fund may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30 day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

         The total return of a Fund refers to the average compounded rate of return to a hypothetical investment, for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

         Yields and total returns contained in advertisements include the effect of deducting a Fund's expenses, but may not include charges and expenses attributable to The One Investors Annuity(SM) or any other Separate Account. Since shares may only be purchased by The One Investors Annuity(SM) and Separate Accounts, contract owners should carefully review the Separate Account documents for information on fees and expenses. Excluding such fees and expenses from a Fund's total return quotations has the effect of increasing the performance quoted.

         Each Fund's performance may from time to time be compared to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

         ALL PERFORMANCE INFORMATION AND COMPARATIVE MATERIAL ADVERTISED BY THE FUNDS IS HISTORICAL IN NATURE AND IS NOT INTENDED TO REPRESENT OR GUARANTEE FUTURE RESULTS. THE SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

         Additional information concerning each Fund's performance appears in the Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

         D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

STANDARD & POOR'S CORPORATION ("S&P")

         A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

         A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

FITCH'S INVESTORS SERVICE, L.P. ("FITCH")

         F-1+ Exceptionally strong credit quality. Strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Assurance of timely payment is only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Satisfactory degree of assurance for timely payment, but the margin of safety is not as good as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED ("IBCA")

         A1 Highest capacity for timely repayment. Those issues rated A1+ possess a particularly strong credit feature.

         A2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

MOODY'S INVESTORS SERVICE ("MOODY'S")

         PRIME-1 Superior ability for repayment.

         PRIME-2 Strong ability for repayment.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

         A        These banks possess exceptional intrinsic financial strength.
                  Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

         B        These banks possess strong intrinsic financial strength.
                  Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

         C        These banks possess good intrinsic financial strength.
                  Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its credit worthiness) to pay its financial obligation.

         AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

         A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

         Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

         Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

         A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

S&P

S&P's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.

         AAA This is the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

         A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

DESCRIPTION OF CORPORATE/MUNICIPAL BOND RATINGS

S&P

Investment Grade

         AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

         AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

         A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

         BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

Speculative Grade

         BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

         B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

         CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

         CC       Currently highly vulnerable to non-payment.

         C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

         D        Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S

Investment Grade

         Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

         Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

         Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

         B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

         Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

         Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S

MIG1 & VMIG1               Short-term municipal securities rated MIG1 or
                           VMIG1 are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2               These Short-term municipal securities are of
                           high quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3               Favorable quality. All security elements are
                           accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

         SP-3     Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

         aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

         AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

         AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

         TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

         TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4    Non-investment grade and, therefore, speculative.

INVESTMENT ADVISOR
Banc One Investment Advisors Corporation
1111 Polaris Parkway,  Suite 100
Columbus, OH 43271-0211

ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, OH 43215

TRANSFER AGENT AND DIVIDEND PAYING AGENT
Nationwide Investors Services, Inc.
Box 1492
Three Nationwide Plaza
Columbus, OH 43216

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005-3333

INDEPENDENT ACCOUNTANTS
2 Easton Oval
Columbus, OH 43219

         THIS PROSPECTUS PROVIDES YOU WITH THE BASIC INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. YOU SHOULD READ IT AND KEEP IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. YOU CAN OBTAIN A COPY WITHOUT CHARGE BY CALLING 1-800-860-3946 OR WRITING THE TRUST AT ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43216. THE SEC MAINTAINS A WEB SITE (www.sec.gov) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE ONE GROUP INVESTMENT TRUST.

                       STATEMENT OF ADDITIONAL INFORMATION

                        THE ONE GROUP(R) INVESTMENT TRUST

                           -        GOVERNMENT BOND FUND
                           -        ASSET ALLOCATION FUND
                           -        GROWTH OPPORTUNITIES FUND
                           -        LARGE COMPANY GROWTH FUND
                           -        EQUITY INDEX FUND

                                   MAY 1, 1998

================================================================================


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for The One Group Investment Trust (the "Trust"). The Prospectus of the Trust is dated as of the same date as this Statement of Additional Information. This Statement of Additional Information is incorporated in its entirety into the Prospectus. A copy of the Prospectus may be obtained by writing to the Trust at One Nationwide Plaza, Columbus, Ohio 43215, or by telephoning toll free (800) 860-3946.

                                TABLE OF CONTENTS

                                                                            Page

THE TRUST         ..........................................................B-2
INVESTMENT OBJECTIVE AND POLICIES ..........................................B-2
     Additional Information on Fund Instruments ............................B-2
              Bank Obligations .............................................B-2
              Commercial Paper..............................................B-3
              Repurchase Agreements ........................................B-3
              Reverse Repurchase Agreements ................................B-3
              Government Securities ........................................B-3
              Futures and Options Trading...................................B-4
              Futures Contracts ............................................B-4
              Restrictions on the Use of Futures Contracts .................B-5
              Risk Factors in Futures Transactions .........................B-5
              Options Contracts ............................................B-6
              Covered Calls ................................................B-6
              Purchasing Call Options.......................................B-8
              Purchasing Put Options........................................B-8
              Risk Factors in Options Transactions..........................B-8
              Mortgage-related Securities ..................................B-8
              Mortgage Dollar Rolls ........................................
              Stripped Mortgage-Backed Securities ("SMBS") .................
              Adjustable Rate Mortgages ....................................
              Real Estate Investment Trusts ................................
              PERCs ........................................................

              Yield, Market Value and Risk Considerations of Mortgage-Backed
                   Securities ..............................................B-9
              Foreign Investments ..........................................B-10
              When-Issued Securities and Forward Commitments................B-10
              Securities Lending ...........................................B-11
              Variable and Floating Rate Notes..............................B-11
              Municipal Securities..........................................B-12
              Demand Features...............................................B-13
     Index Investing by the Equity Index Fund...............................B-13
     Restricted Securities .................................................
     Common Stock ..........................................................
     Preferred Stock .......................................................
     Investment Company Securities .........................................
     Convertible Securities ................................................
     Warrants ..............................................................
     Asset-Backed Securities ...............................................
     New Financial Products ................................................
     Swaps, Caps and Floors ................................................
     Inverse Floating Rate Instruments .....................................
     Investment Restrictions ...............................................B-14
     Portfolio Turnover ....................................................B-14
     Additional Tax Information Concerning All Funds of the Trust ..........B-15
VALUATION         ..........................................................B-16
     Valuation of the Funds ................................................B-16

     ADDITIONAL INFORMATION REGARDING THE CALCULATION
     OF PER SHARE NET ASSET VALUE...........................................B-16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................B-16
MANAGEMENT OF THE TRUST ....................................................B-17
     Trustees & Officers ...................................................B-17
     Major Shareholders.....................................................B-19
     Investment Advisor ....................................................B-19
     Glass-Steagall Act ....................................................B-20
     Portfolio Transactions ................................................B-21
     Administrator .........................................................B-21
     Custodian and Transfer Agent ..........................................B-22
     Independent Accountants ...............................................B-23
     Legal Counsel .........................................................B-23

ADDITIONAL INFORMATION .....................................................B-23
     Description of Shares .................................................B-23
     Shareholder and Trustee Liability .....................................B-23
     Shareholders...........................................................B-24
     Calculation of Performance Data........................................B-24
     Miscellaneous..........................................................B-25

FINANCIAL STATEMENTS........................................................B-27

THE TRUST

      The Trust is a diversified, open-end management investment company. The Trust consists of five series of units of beneficial interest ("Shares") each representing interests in one of five separate investment portfolios, i.e., the Government Bond Fund, the Asset Allocation Fund, the Growth Opportunities Fund, the Large Company Growth Fund and the Equity Index Fund (the "Funds"). The Asset Allocation Fund, the Growth Opportunities Fund, the Large Company Growth Fund and the Equity Index Fund are collectively referred to herein as the "Equity Funds." The Government Bond Fund is referred to herein as the Government Bond Fund or the "Bond Fund". Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in a Fund should be made without first reading the Prospectus.
INVESTMENT OBJECTIVE AND POLICIES

         The following policies supplement each Fund's investment objective and policies as summarized in the Prospectus.

ADDITIONAL INFORMATION ON FUND INSTRUMENTS

     The following contains additional information on Fund instruments. Not all Funds can invest in all instruments described below. For a list of the securities in which a Fund may invest, please read "Investment Practices" in the prospectus.

BANK OBLIGATIONS

      Bank Obligations consist of bankers' acceptances, certificates of deposit, and demand and time deposits.

      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation and in certificates of deposit of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion. The Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

      Time deposits are interest bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those that exceed seven days and have a withdrawal penalty are considered to be illiquid. Demand deposits are funds deposited in a commercial bank or a savings and loan association which, without prior notice to the bank, may be withdrawn generally by negotiable draft. Time and demand deposits will be maintained only at banks or savings and loan associations from which a Fund could purchase certificates of deposit.

COMMERCIAL PAPER

      Commercial paper consists of secured and unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

     The Funds (except the Government Bond Fund ) may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") (such as A-2 or better by Standard & Poor's Corporation ("S&P"), Prime-2, or better by Moody's Investor Service, Inc. ("Moody's") or F-2 or better by Fitch Investor Services ("Fitch")) or if unrated, determined by Banc One Investment Advisors Corporation ("Banc One Investment Advisors") to be of comparable quality.

REPURCHASE AGREEMENTS

      Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with total assets in excess of $1 billion and registered broker-dealers which Banc One Investment Advisors deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain foreign jurisdictions confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subject to U.S. law) the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the Securities and Exchange Commission to be loans by a Fund under the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS

      The Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account assets, such as cash or liquid securities consistent with the Fund's investment restrictions and having a value equal to the repurchase price (including accrued interest), and would subsequently monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the Securities and Exchange Commission to be borrowings by a Fund under the Investment Company Act of 1940.

GOVERNMENT SECURITIES

      Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association ("Fannie Mae") are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when Banc One Investment Advisors believes that the credit risk with respect thereto is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see "Investment Objective and Policies--Mortgage-related Securities" in this Statement of Additional Information.

FUTURES AND OPTIONS TRADING
FUTURES CONTRACTS

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

      Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

      When making Futures trades, the Funds are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

      After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

      Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to enter into futures contracts only for bona fide hedging purposes.

      A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and security prices. When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

      The Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. When future contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, the Funds expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

      Although techniques other than the sale and purchase of futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of managing this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transactions costs that would be incurred in the purchase and sale of the underlying securities.

      A Funds' ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying reference security or index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

      RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

      None of the Funds will enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits and premiums on open contracts exceeds 5% of the market value of the respective Fund's total assets. In addition, none of the Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

      The Funds have undertaken to restrict their futures contract trading as follows: first, the Funds will not engage in transactions in futures contracts for speculative purposes; second, the Funds will not market themselves to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Funds will disclose to all prospective Shareholders the purpose of and limitations on their commodity futures trading; fourth, the Funds will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

      In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Funds may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

      In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Trust's intention to qualify as such. In certain circumstances, entry into a futures contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will also accelerate gains to the Funds.

      RISK FACTORS IN FUTURES TRANSACTIONS

      Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge such positions. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participations by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, Banc One Investment Advisors does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Each Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

      Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

OPTIONS CONTRACTS

      The Funds may use trading of options on securities or futures contracts as a hedging device. An option on a futures contract gives the purchaser of the option the right (but not the obligation) to take a position at a specified price (the "striking," "strike" or "exercise" price) in the underlying futures contract or security. A "call" option gives the purchaser the right to take a long (buy) position in the underlying futures contract or security, and the purchaser of a "put" option acquires the right to take a short (sell) position in the underlying futures contract or security. The purchase price of an option is referred to as its "premium." The seller (or "writer") of an option is obligated to take a futures or securities position at a specified price if the option is exercised. In the case of a call option, the seller must stand ready to take a short position (i.e., sell the futures contract or security) in the underlying futures contract or security at the strike price if the option is exercised. A seller of a put option, on the other hand, stands ready to take a long position (i.e., buy the futures contract or security) in the underlying futures contract or security at the strike price if the option is exercised.

      A "naked" option refers to an option written by a party which does not possess the underlying futures contract or security. A "covered" option refers to an option written by a party which does possess the underlying position.

      A call option on a futures contract or security is said to be "in-the-money" if the strike price is below current market levels, and "out-of-the-money" if the strike price is above current market levels. Similarly, a put option on a futures contract or security is said to be "in-the-money" if the strike price is above current market levels, and "out-of-the-money" if the strike price is below current market levels.

      Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. Some options, however, expire significantly in advance of such dates. An option that is "out-of-the-money" and not offset by the time it expires becomes worthless. On certain exchanges "in-the-money" options are automatically exercised on their expiration date, but on others unexercised options simply become worthless after their expiration date. Options usually trade at a premium (referred to as the "time value" of the option) above their intrinsic value (the difference between the market price for the underlying futures contract or equity security and the strike price). As an option nears its expiration date, the market value and the intrinsic value move into parity as the time value diminishes.

      The Funds will enter into such option transactions available on an exchange or over the counter. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker/Dealers with whom the Trust will enter into such option transactions shall have a minimum net worth of $20,000,000. Each Fund will limit the writing of put and call options to 25% of its net assets at the time such options are written.

      Increased market volatility generally increases the value of options by increasing the probability of favorable market swings, putting outstanding options "in-the-money." Although purchasing options is a limited risk trading approach, significant losses can be incurred by doing so.

COVERED CALLS

      The Funds may write (sell) only "covered" call options and purchase options to close out options previously written by the Fund. The Funds' purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of Banc One Investment Advisors, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

      A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, subject to the rules of the Options Clearing Corporation, a writer is required to deposit in escrow the underlying security or other assets in accordance with such rules. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which a Fund already owns.

      Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which a Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be "called away" at a price substantially below the fair market value of the security. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy which limits the pledging or mortgaging of its assets.

      The premium received is the market value of an option. The premium each Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, Banc One Investment Advisors, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Trust's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per Share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

      Generally, a Fund, in order to avoid the exercise of an option sold by it, will be able to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless selling (in the case of a call option) or purchasing (in the case of a put option) the underlying securities is determined to be in a Fund's best interest. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by a Fund, and has the effect of cancelling a Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and a Fund delivers securities to the holder of a call option, a Fund's turnover rate will increase, which would cause a Fund to incur additional brokerage expenses.

      Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

      Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

      A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

PURCHASING CALL OPTIONS

      Each Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. In the event that paying premiums for a call option, together with a price movement in the underlying security, is such that exercise of the option would not be profitable to the Fund, loss of the premium may be offset by a decrease in the acquisition cost of securities by the Fund.

PURCHASING PUT OPTIONS

      Each Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction cost. However, any loss of premium may be offset by an increase in the value of the Fund's securities.

RISK FACTORS IN OPTIONS TRANSACTIONS

      The successful use of the Funds' options strategies depends on the ability of Banc One Investment Advisors to forecast interest rate and market movements correctly.

      When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

      The effective use of options also depends on a Fund's ability to terminate option positions at times when Banc One Investment Advisors deems it desirable to do so. A Fund will take an option position only if Banc One Investment Advisors believes there is a liquid secondary market for the option, however there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

      If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

      Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

      Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

MORTGAGE-RELATED SECURITIES

      Mortgage-related securities, for purposes of the Funds' Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Ginnie Mae and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Such non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies. The Government Bond Fund and the Asset Allocation Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies and instrumentalities. The Asset Allocation Fund also may invest in mortgage-backed securities issued by non-government entities, which consist of COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") and REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. The Asset Allocation Fund and the Government Bond Fund also may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac and Ginnie Mae. The Asset Allocation Fund may invest in multiple class securities issued by private issuers including guaranteed CMOs and REMIC pass-through or Participations certificates, when consistent with a Fund's investment objective, policies and limitations. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

      CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "Mortgage Assets"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

      Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

      For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCS"). PCS represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCS, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCS referred to as "Gold PCS."

      Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

      REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

      The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

      There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future.

      Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities' return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

      The market value of the Fund's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

      Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

      Although having less risk of decline during periods of rising interest rates, adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

      The Government Bond Fund and Asset Allocation Fund may invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Collateralized mortgage obligations will be purchased only if rated in one of the four highest rating categories by a NRSRO such as Moody's or S&P.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. The Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      MORTGAGE DOLLAR ROLLS are investments in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will hold and maintain a segregated account until the settlement date, of cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The Funds benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. The benefits derived from the use of mortgage dollar rolls may depend upon Banc One Investment Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

      STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS") are extremely sensitive to changes in prepayments and interest rates. Even though such securities have been guaranteed by the U.S. government or an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may fail to fully recover their investment in such securities. The Funds may invest in SMBS to enhance revenues or hedge against interest rate risk. SMBS are derivative multi-class mortgage securities. The Funds may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (" IOs"), while the other class will receive all of the principal ("POs"). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile, and under extremely high prepayment conditions IOs can incur significant losses. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayment increase and falling as prepayments decrease. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitations on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. Banc One Investment Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

      The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

      ADJUSTABLE RATE MORTGAGE LOANS ("ARMS") eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

      Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

      There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

      In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

STRUCTURED INSTRUMENTS

      The Government Bond Fund and the Asset Allocation Fund may invest in structured instruments. Structured instruments are debt securities issued by U.S. government agencies and government-related organizations (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

      The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

      While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by Banc One Investment Advisors, principal and/or interest payments on the structured instrument may be substantially less than expected. The Funds will invest only in structured securities that are consistent with each Fund's investment objective, policies and restrictions and Banc One Investment Advisors' outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, the Funds will not invest in structured instruments if the terms of the structured instrument provide that the Funds may be obligated to pay more than their initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back. Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid, and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps and Floors."

REAL ESTATE INVESTMENT TRUSTS ("REITS")

      The Funds (except the Government Bond Fund) may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

      Investing in REITS involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITS may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are

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subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

FOREIGN INVESTMENTS

      Certain of the Funds may also invest in certain obligations or securities of foreign issuers. Possible investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Banker's Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, foreign securities and Europaper which is U.S. dollar denominated commercial paper of a Foreign issuer. Securities of foreign issuers may include sponsored and unsponsored American Depository Receipts (ADRs"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities.

      Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. Banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing and financial reporting standards comparable to those applicable to U.S. banks. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Asset Allocation Fund, the Growth Opportunities Fund and the Large Company Growth Fund.

PERCS*

      The Equity Funds may invest in Preferred Equity Redemption Cumulative Stock ("PERCS") which is a form of convertible preferred stock that actually has more of an equity component than it does fixed income characteristics. These instruments permit companies to raise capital via a surrogate for common equity. PERCS are preferred stock which converts to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the rating agencies. Issuers pay holders a substantially higher dividend yield than that on the underlying common, and in exchange, the holder's appreciation is capped, usually at about 30 percent. PERCS are callable at any time. The PERC is mandatorily convertible into common stock, but is callable at any time at an initial call price that reflects a substantial premium to the stock's issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

      *PERCS is a registered trademark of Morgan Stanley, which does not sponsor and is in no way affiliated with The One Group.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         The Funds may purchase securities on a "when-issued" and forward commitment basis. When a Fund agrees to purchase securities, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. When Banc One Investment Advisors purchases a when-issued security, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. No Fund intends to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of Banc One Investment Advisors to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets.

      When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

SECURITIES LENDING

         In order to generate additional income, each Fund may lend up to 33% of the securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies, shares of an investment trust or mutual fund or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest of the securities lent. A Fund will continue to receive an amount equal to the interest on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. Government securities, shares of an investment trust or mutual fund, or other short-term, highly liquid investments. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Banc One Investment Advisors to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of Banc One Investment Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by a Fund or the borrower at any time, and are therefore not considered to be illiquid investments.

VARIABLE AND FLOATING RATE NOTES

      Certain of the Funds may acquire variable and floating rate notes. Variable amount master demand notes are either secured or unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Banc One Investment Advisors will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

      Variable or floating rate notes with stated maturities of more than 397 days may, under the Securities and Exchange Commission's amortized cost rule, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

      (1) Adjustable Rate Government Securities. A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

      (2) Short-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (3) Long-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) Short-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

      (5) Long-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

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      As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days notice.

      A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by Banc One Investment Advisors under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Banc One Investment Advisors will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or other assets.

      Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Fund's net assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand notes that are not illiquid. If not rated, such instruments must be found by Banc One Investment Advisors, under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

MUNICIPAL SECURITIES

      Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

      The two principal classifications of Municipal Securities consist of "general obligation" and "limited" (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond if any.

Payment of principal and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

      "Moral obligation" issues, are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Municipal securities also include short-term tax-exempt General Obligations Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, and other forms of short-term tax-exempt loans. Such loans are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors will consider such an event in determining whether a Fund should continue to hold the obligations.

      Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

      An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

      Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Securities in the same manner.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. A recent decision of the United States Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on
(i) the availability of Municipal Securities for investment by the Funds, and
(ii) the value of the investment portfolios of the Funds.

      The Internal Revenue Code of 1986, as amended (the "Code") imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

DEMAND FEATURES

      The Asset Allocation Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security.

      Under a "stand-by commitment," a dealer would agree to purchase, at a Fund's option, specified municipal securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options. A Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

      The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible.


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

INDEX INVESTING BY THE EQUITY INDEX FUND

         It is anticipated that the indexing approach that will be employed by the Equity Index Fund will be an effective method of substantially tracking percentage changes in the S&P 500 Composite Stock Price Index (the "Index"). It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by Standard & Poor's Corporation ("S&P") and the timing of purchases and redemptions. In the future, the Trustees of the Funds, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

      S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard & Poor's 500" is a service mark of S&P.

      The weightings of stocks in the Index are based on each stock's relative total market value, i.e., market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

      Banc One Investment Advisors generally selects stocks for the Equity Index Fund in the order of their weightings in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund's assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.

RESTRICTED SECURITIES

      The Funds (except the Government Bond Fund) may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by Banc One Investment Advisors, as liquid and not subject to the investment limitation applicable to illiquid securities.

      The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed Banc One Investment Advisors to consider the following criteria in determining the liquidity of certain restricted securities:

         - the frequency of trades and quotes for the security;

         - the number of dealers willing to purchase or sell the security and the number of other potential buyers;

         - dealer undertakings to make a market in the security; and

         - the nature of the security and the nature of the marketplace trades.

      Certain Section 4(2) commercial paper programs cannot rely on Rule 144a because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust's liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

         - The 4(2) paper must not be traded flat or in default as to principal or interest;

         - The 4(2) paper must be rated in one of the two highest rating categories by a least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by Banc One Investment Advisors to be of equivalent quality; and

         - Banc One Investment Advisors must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program; and

      - Banc One Investment Advisors shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a fund to hold more than 15% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust unless Banc One Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% of its net assets; and

      Banc One Investment Advisors shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently that quarterly.

COMMON STOCK

         Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

PREFERRED STOCK

         Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions.

INVESTMENT COMPANY SECURITIES

         The Equity Funds may invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. Other investment company securities may include securities for which Banc One Investment Advisors serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Funds may cause Shareholders to bear duplicative fees. Banc One Investment Advisors will waive its fee attributable to the assets of the investing fund invested in other funds advised by Banc One Investment Advisors; and, to the extent required by the laws of any state in which shares of the Trust are sold, Banc One Investment Advisors will waive its fees attributable to the assets of any Fund invested in any investment company.

CONVERTIBLE SECURITIES

         Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Equity Funds' selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

WARRANTS

         Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

ASSET-BACKED SECURITIES

         Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, the Fund may fail to recoup any premium paid on asset-backed securities.

NEW FINANCIAL PRODUCTS

         New options and futures contracts and other financial products, and various combinations thereof, continue to be developed and certain of the Funds may invest in any such options, contracts and products as may be developed to the extent consistent with each Fund's investment objective, policies and restrictions and the regulatory requirements applicable to investment companies.

         These various products may be used to adjust the risk and return characteristics of each Fund's investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer's credit risk. If market conditions do not perform consistent with expectations, the performance of each Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Funds to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

SWAPS, CAPS AND FLOORS

         The Funds may enter into swaps, caps, and floors on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Fund's investments are traded, for both hedging and non-hedging purposes. While swaps, caps, and floors (sometimes hereinafter collectively referred to as "swap contracts") are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the Funds will use swap contracts for purposes similar to the purposes for which they use options, futures, and options on futures. Those uses of swap contracts (i.e., risk management and hedging) present the Funds with risks and opportunities similar to those associated with options contracts, futures contracts, and options on futures. See "Futures Contracts" and "Risk Factors in Futures Contracts."

         The Funds may enter into these transactions to manage their exposure to changing interest rates and other market factors. Some transactions may reduce each Fund's exposure to market fluctuations while others may tend to increase market exposure.

         Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

         Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts. Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, each Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. In addition, the Fund may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Funds may enter into swaps that require transfers of collateral for changes in market value. In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

         In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract prior to its maturity. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after Banc One Investment Advisors has determined that it would be prudent to close out or offset the first swap contract.

         The Funds will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

         The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Fund securities transactions. If Banc One Investment Advisors is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will accelerate gain to the Funds.

         The Staff of the Securities and Exchange Commission is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Funds will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Funds intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid, high grade debt securities, the Funds and Banc One Investment Advisors believe that swaps do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to each Fund's borrowing restrictions. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' Custodian. The Bond Fund generally will limit its investments in swaps, caps and floors to 25% of its total assets.

INVERSE FLOATING RATE INSTRUMENTS

         The Government Bond Fund may seek to increase yield by investing in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on a inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Government Bond Fund will limit its investment in inverse floating rate instruments to 15% of its total assets.

INVESTMENT RESTRICTIONS

The investment objective and the following investment restrictions are fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Fund's assets. With respect to the Equity Index Fund no more than 10% may be invested in securities issued or guaranteed by the United States, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a nongovernmental user, such user would be considered the issuer.

         2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation
(i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

         4. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         5. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

         6. Purchase or sell commodities or commodity contracts, except that the Funds may purchase or sell financial futures contracts for bona fide hedging and other permissible purposes.

         7. Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Funds in marketable securities of companies engaged in such activities are not hereby precluded).

         8. Invest in any issuer for purposes of exercising control or management.

         9. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

         10. Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

         11. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The foregoing percentages will apply at the time of the purchase of a security.

      The following investment restrictions are non-fundamental except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

      No Fund may:

      1. Purchase or retain securities of any issuer if the officers or Trustees of the Funds or the officers or directors of Banc One Investment Advisors owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

      2. Invest more than 5% of a Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation. (This restriction shall not apply to investments in asset-backed securities and other mutual funds authorized for purchase by such Fund. For purposes of this restriction, an "Asset-Backed Security" means a debt obligation issued by a limited-purpose entity whose primary business activity is acquiring and holding financial assets.)

      3. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

      The Asset Allocation Fund, the Growth Opportunities Fund, the Large Company Growth Fund and the Equity Index Fund may not acquire securities that are subject to restrictions on resale because they are not registered under the Securities Act of 1933, if such investment would exceed 5% of the Fund's total assets.

      The Asset Allocation Fund may not invest more than 15% of its total assets in securities with legal or contractual restrictions on resale. However, this restriction shall not apply to securities eligible for resale to institutional buyers under

Rule 144A of the Securities and Exchange Commission or to securities that become a part of the Fund's assets through merger, exchange or recapitalization involving securities already held in the Fund.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. For the years ended December 31, 1997 and 1996 the portfolio turnover rates for the funds were: Large Company Growth Fund 34.4% and 38.7%, respectively; Growth Opportunities Fund 175.6% and 326.9%, respectively; Government Bond Fund 21.3% and 21.3%, respectively; and Asset Allocation Fund 60.9% and 64.8%, respectively. The higher portfolio rates for the Growth Opportunities Fund was a result of a conscience shift into larger capitalization issues and the volatility in small and mid capitalization technology stocks. Portfolio turnover for the Equity Index Fund is expected to be less than 100%. Higher turnover rates will generally result in higher brokerage expenses. Portfolio turnover may vary greatly from year to year as well as within a particular year.

ADDITIONAL TAX INFORMATION CONCERNING ALL FUNDS

      It is the policy of each Fund to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

      In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year
(i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to Shareholders to meet this requirement.


     For a discussion of the tax consequences of variable annuity contracts, refer to the prospectus of The One Investors Annuity, prospectuses of other separate accounts offering variable life and variable annuity contracts and qualified pension and retirement plan documents. Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

      The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their "capital gain net income" (as defined) for the 1-year period ending on October 31 of such calendar year. The balance, if any, of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency. A Fund is exempt from this excise tax if at all times during the calendar year each shareholder in the Fund was either a trust described in Section 401(a) of the Code and exempt from tax under section 501(a) of the Code or a segregated asset account of a life insurance company held in connection with variable contracts.

      Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts held in the Funds. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable annuity contract as an annuity contract would result in immediate imposition of federal income tax on variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that variable annuity contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

      The Treasury Department has issued Regulations (Treas. Reg. 1.817-5), that establish diversification requirements for the investment portfolios underlying variable annuity contracts. The Regulations amplify the diversification requirements for variable annuity contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment. The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable annuity contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

      Each Fund will be managed in such a manner as to comply with the diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of such Fund.

      The above discussion of the federal income tax treatment of the Funds assumes that all the insurance company accounts holding shares of a Fund are either segregated asset accounts underlying variable contracts as defined in
Section 817(d) of the Code or the general account of a life insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Fund if any of those contracts are not treated as annuity, endowment or life insurance contracts.

VALUATION

VALUATION OF THE FUNDS

      Except as noted below, investments of the Funds in securities the principal market for which is a securities exchange are valued at their market values based upon the latest available sales price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. With regard to each of the Funds, securities the principal market for which is not a securities exchange are valued at the mean of their latest bid and ask quotations in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by Banc One Investment Advisors under the general supervision of the Trustees and may include yield equivalents or a pricing matrix.

      Short-term securities are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

      The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the foreign exchange closing mid-market rate reported in the Financial Times as the closing rate for that date. When an occurrence subsequent to the time a value of a foreign security was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trustees of the Funds or their delegates.

      Securities for which market quotations are readily available will be valued on the basis of quotations as provided by dealers in such securities or furnished by a pricing service.

ADDITIONAL INFORMATION REGARDING THE CALCULATION
OF PER SHARE NET ASSET VALUE

      The net asset value of each Fund is determined and its Shares are priced as of the times specified in the Funds' Prospectus. The net asset value per Share of each Fund is calculated by determining the value of the interest in the securities and other assets of the Fund, less liabilities and dividing such amount by the number of Shares of the Fund outstanding.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of the Funds are sold continuously to Nationwide VA Separate Account-C and other insurance company separate accounts and qualified pension and retirement plans (see "Shareholders," below),

      The Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

      The Funds may redeem Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the Investment Company Act of 1940.

MANAGEMENT OF THE FUNDS

TRUSTEES & OFFICERS

      Overall responsibility for management of the Funds rests with Board of Trustees of the Funds, who are elected by the Shareholders of the Funds. There are currently five Trustees, all of whom are not "interested persons" of the Funds within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Funds to supervise actively its day-to-day operations.

      The Trustees of the Funds, their addresses, and principal occupations during the past five years are set forth below.

                                 POSITION(S) HELD                      PRINCIPAL OCCUPATION
NAME AND ADDRESS                 WITH THE FUNDS                        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------

Peter C. Marshall                   Trustee                            From November, 1993,
DCI Marketing, Inc.                                                    to present, President,
2727 W. Good Hope Road                                                 DCI Marketing, Inc.; from
Milwaukee, WI 53209                                                    1992 to November, 1993,
                                                                       Vice-President-Finance and
                                                                       Treasurer, DCI Marketing, Inc. From
                                                                       August 1987 to 1992, served as an
                                                                       officer in the corporate finance
                                                                       group of Blunt, Ellis & Loewi and
                                                                       its successor corporation, Kemper
                                                                       Securities, Inc.

Charles I. Post                     Trustee                            From July, 1986 to
7615 4th Avenue West                                                   present has been self-
Bradenton, FL 34209                                                    employed as a consultant.

John S. Randall                     Trustee                            Since 1972 has been self-
3005 North Lake Drive                                                  employed as a management consultant.
Milwaukee, WI 53211

Frederick W. Ruebeck                Trustee                            From June, 1988 to
Eli Lilly & Company                                                    present has been Director
Lilly Corporate Center                                                 of Investments, Eli Lilly and Company.
307 East McCarty
Indianapolis, IN 46285

Robert A. Oden Jr.                  Trustee                            From 1995 to present, President
Office of the President                                                Kenyon College; from 1989 to
Ransom Hall                                                            1995, Headmaster, The Hotchkiss School
Kenyon College
Gambier, OH 43022


                                       57

      The Trustees of the Funds receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table on the next page sets forth the total compensation to the Trustees from the Trust for the year ended December 31, 1997.

                               COMPENSATION TABLE (1)

                                                    PENSION OR
                                                    RETIREMENT BENEFITS      ESTIMATED                TOTAL
                            AGGREGATE               ACCRUED AS               ANNUAL                   COMPENSATION
NAME OF PERSON,             COMPENSATION            PART OF FUND             BENEFITS UPON            FROM THE
POSITION                    FROM THE FUNDS          EXPENSES                 RETIREMENT               FUND COMPLEX
--------                    --------------          --------                 ----------               ------------

Peter C. Marshall,          $3,000                  N/A                      N/A                      $39,000
   Chairman
Charles I. Post,            $3,000                  N/A                      N/A                      $36,500
   Trustee
John S. Randall,            $3,000                  N/A                      N/A                      $36,500
   Trustee
Robert A Oden               $750                    N/A                      N/A                      $9,125
   Trustee
Frederick W. Ruebeck,       $3,000                  N/A                      N/A                      $36,500
   Trustee

(1)"Fund Complex" comprises all five funds of the Trust, as well as the 33 operational funds of The One Group(R). Compensation for the "Fund Complex" is for the year ended June 30, 1997.

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices. The officers of the Trust, their addresses, and principal occupations during the past five years are shown below:

                                    POSITION(S) HELD                            PRINCIPAL OCCUPATION
NAME AND ADDRESS                    WITH THE TRUST                              DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------
James F. Laird, Jr.*                President                                   Mr. Laird was elected Vice
Three Nationwide Plaza              and Treasurer                               President-General Manager
Columbus, Ohio 43215                                                            of Nationwide Advisory
                                                                                Services, Inc., the Administrator
                                                                                of The One Group(SM) Investment
                                                                                Trust on April 5, 1995. Prior to being
                                                                                elected General Manager, Mr.
                                                                                Laird served as Treasurer of
                                                                                Nationwide Advisory Services, Inc.
                                                                                since November, 1987.

David E. Simaitis*                  Vice President                              Mr. Simaitis holds the position of
One Nationwide Plaza                and Secretary                               Counsel in the Office of General
Columbus, Ohio 43215                                                            Counsel, Nationwide Mutual Insurance
                                                                                Company. He has held that position
                                                                                since January, 1994. From November,
                                                                                1989 to January, 1994 he was a
                                                                                Senior Attorney in the Office of
                                                                                General Counsel.



Karen R. Tackett*                   Vice President                              Ms. Tackett has  been a Division
Three Nationwide Plaza              and Assistant Treasurer                     Accounting Manager of Nationwide
Columbus, Ohio 43215                                                            Advisory Services, Inc. since
                                                                                March, 1996.  Prior to that, Ms. Tackett
                                                                                was Audit Manager and held various
                                                                                other positions with Coopers & Lybrand L.L.P.

Craig A. Carver*                    Vice President                              Mr. Carver has been Tax and Compliance
Three Nationwide Plaza              and Assistant Secretary                     Manager of Nationwide Advisory
Columbus, Ohio 43215                                                            Services, Inc. since January, 1996.  Prior to
                                                                                that time, Mr. Carver served as
                                                                                Financial Controls Manager of
                                                                                Nationwide Advisory Services, Inc.

Christopher A. Cray*                Vice President                              Mr. Cray has been Treasurer of
Three Nationwide Plaza              and Assistant Treasurer                     Nationwide Advisory Services, Inc.
Columbus, Ohio 43215                                                            since September, 1997.  Prior to that time he
                                                                                served as Director - Corporate Accounting -  of
                                                                                Nationwide Insurance Enterprise

*All officers listed above are "interested persons" of the Funds as defined in the Investment Company Act of 1940.

MAJOR SHAREHOLDERS

      As of February 4, 1998, Nationwide Life and Annuity Insurance
Company owned of record and beneficially 28.4% of the shares of the Government Bond Fund, 3.7% of the shares of the Asset Allocation Fund, 0.1% of the shares of the Growth Opportunities Fund, and 5.6% of the shares of the Large Company Growth Fund; and held of record 71.6% of the Government Bond Fund, 94.6% of the Asset Allocation Fund, 99.9% of the Growth Opportunities Fund and 94.4% of the Large Company Growth Fund for the benefit of investors in the The One Group Variable Annuity(SM). As of February 4, 1998, Banc One Capital Corporation owned beneficially and of record 1.7% of the Asset Allocation Fund.

INVESTMENT ADVISOR

      Investment advisory services to each of the Funds are provided by Banc One Investment Advisors. Banc One Investment Advisors makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees. The Funds' shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of Banc One Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. Government or any of its agencies.

         As of June 30, 1997, Banc One Investment Advisors, an indirect wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company located in the state of, Ohio, managed over $47 billion in assets. BANC ONE CORPORATION has affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANC ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance. On a consolidated basis, BANC ONE CORPORATION had assets of over $101 billion as of June 30, 1997.

      Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANC ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including The One Group(R) (an open-end management investment company which offers units of beneficial interest in 33 separate funds, five of which bear the same name as the five Funds of the Trust and are managed similarly to such Funds) since 1985.

      All investment advisory services are provided to the Funds by Banc One Investment Advisors pursuant to an investment advisory agreement dated August 1, 1994 (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect until August 31, 1998 and will continue in effect as to a particular Fund from year to year thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the Investment Company Act of 1940) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund's Advisor, as the case may be. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the Investment Company Act of 1940.

      Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, at the following percentages of the average daily net assets of each Fund: 0.45% for the Government Bond Fund, 0.65% for each of the Growth Opportunities Fund and the Large Company Growth Fund, 0.30% for the Equity Index Fund and 0.70% for the Asset Allocation Fund. Banc One Investment Advisors has voluntarily agreed to waive all or part of its fees in order to limit the Funds' total operating expenses to not more than .75% of the average daily net assets of the Government Bond Fund, not more than 1.10% of the average daily net assets of the Growth Opportunities Fund, not more than 0.55% of the average daily net assets of the Equity Index Fund and not more than 1.00% of the average daily net assets of each of the Large Company Growth Fund and Asset Allocation Fund. These fee waivers are voluntary and may be terminated at any time.

      During the years ended December 31, 1997, 1996 and 1995 Banc One Investment Advisors received fees of $78,818, $23,470 and $259, respectively, from the Government Bond Fund; $189,332, $26,690 and $1,919, respectively, from the Asset Allocation Fund; $233,609, $43,318 and $1,078, respectively, from the Growth Opportunities Fund; and $458,066, $136,980 and $1,432, respectively, from the Large Company Growth Fund.

      During the years ended December 31, 1997, 1996 and 1995 Banc One Investment Advisors waived advisory fees and reimbursed expenses in the amounts of $23,466, $31,993 and $48,289, respectively in the Government Bond Fund; $41,068, $43,830 and $32,368, respectively in the Asset Allocation Fund; $4,114, $48,685 and $57,665, respectively in the Growth Opportunities Fund; and $1,114, $53,497 and $62,961, respectively in the Large Company Growth Fund.

      The Advisory Agreement provides that Banc One Investment Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

GLASS-STEAGALL ACT

      In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

      In the Advisory Agreement, Banc One Investment Advisors has represented to the Funds that it possesses the legal authority to perform the investment advisory services contemplated by the agreement and described in the Prospectus and this Statement of Additional Information without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Banc One Investment Advisors from continuing to perform such services for the Funds. Depending upon the nature of any changes in the services which could be provided by Banc One Investment Advisors, the Board of Trustees of the Funds would review the Funds' relationship with Banc One Investment Advisors and consider taking all action necessary in the circumstances.

      Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BANC ONE CORPORATION subsidiary banks or their correspondent banks in connection with customer purchases of Shares of the

Trust, these banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Funds' method of operations would affect its net asset value per Share or result in financial losses to any customer.

PORTFOLIO TRANSACTIONS

      Pursuant to the Advisory Agreement, Banc One Investment Advisors determines, subject to the general supervision of the Board of Trustees of the Funds and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Government Bond Fund and, to a varying degree, the Asset Allocation Fund usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Banc One Investment Advisors generally seeks competitive spreads or commissions, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

      Allocation of transactions, including their frequency, to various dealers is determined by Banc One Investment Advisors with respect to the Funds based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Banc One Investment Advisors may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by Banc One Investment Advisors and does not reduce the advisory fees payable to Banc One Investment Advisors. Such information may be useful to Banc One Investment Advisors in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Banc One Investment Advisors in carrying out its obligations to the Funds.

      The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Banc One Investment Advisors or its affiliates except as may be permitted under the Investment Company Act of 1940, and will not give preference to correspondents of BANC ONE CORPORATION subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

      Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by Banc One Investment Advisors. Any such other investment company or account may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Banc One Investment Advisors believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, Banc One Investment Advisors may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Funds, Banc One Investment Advisors will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of Banc One Investment Advisors or its parent or subsidiaries or affiliates and, in dealing with its commercial customers, Banc One Investment Advisors and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

ADMINISTRATOR

      Nationwide Advisory Services, Inc. ("NAS") serves as Administrator (the "Administrator") to each Fund pursuant to an administration agreement with the Trust (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund to which it serves (other than those performed under the Advisory Agreement, and Custodian and Transfer Agency Agreements for that
Fund). The Administrator is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc.

      Under the Administration Agreement, the Administrator has agreed to price the portfolio securities of each Fund it serves and to compute the net asset value and net income of such Funds on a daily basis, to maintain office facilities for the Funds, to maintain each such Fund's financial accounts and records, and to furnish the Funds with data processing, clerical, accounting, and bookkeeping services, and certain other services required by the Funds with respect to each such Fund. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Trust's operations other than those performed under the Advisory Agreement, and Custodian and Transfer Agency Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

      Unless sooner terminated, the Administration Agreement between the Trust and NAS will continue in effect through August 31, 1998. The Administration Agreement thereafter shall be renewed automatically for successive two year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement will be reviewed and ratified at least annually by the Board of Trustees, provided that the Administration Agreement is also reviewed and ratified by the majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the Administration Agreement, by vote cast in person at a meeting called for the purpose of reviewing and ratifying the Administration Agreement. The Administration Agreement is terminable with respect the Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than sixty days' notice by the Board of Trustees or by NFS.

      The Administrator is entitled to a fee for its services, which is calculated daily and paid monthly, at the following annualized percentages of average net assets: .24% of the Trust's average net assets that are less than $250 million, 0.19% of the Trust's average net assets that are greater than $250 million but less than $500 million, 0.16% of the Trust's average net assets that are greater than $500 million but less than $1 billion, and 0.14% of the Trust's average net assets that are greater than $1 billion.

      During the periods ended December 31, 1997, 1996 and 1995, the Administrator received fees in the following amounts: Government Bond Fund $42,036, $29,580 and $16,073 respectively, Asset Allocation Fund $64,914, $24,178 and $7,183, respectively, Growth Opportunities Fund $86,256, $33,970 and $7,356, respectively and Large Company Growth Fund $169,132, $70,330 and $20,501, respectively. The Administrator waived fees in the amount of $1,184 for the Asset Allocation Fund for the period ended December 31, 1995.

      The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

CUSTODIAN AND TRANSFER AGENT

      Cash and securities owned by the Funds are held by State Street Bank and Trust Company ("State Street") pursuant to a Custodian Agreement with the Trust (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of each Fund; (ii) makes receipts and disbursements of money on behalf of each Fund; (iii) collects and receives all income and other payments and distributions on account of the Funds' portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Board of Trustees concerning the Funds' operations. State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreements.

           Rules adopted under the Investment Company Act of 1940 permit the Funds to maintain their securities and cash in the custody of certain eligible banks and securities depositories.

      Nationwide Investors Services, Inc. ("NIS"), One Nationwide Plaza, Columbus, Ohio, 43215, a subsidiary of NAS, the Administrator of the Trust, serves as Transfer Agent and Dividend Disbursing Agent for each Fund pursuant to Transfer Agency Agreement with the Trust (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, NIS has agreed (i) to issue and redeem Shares of the Funds; (ii) to address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders; (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (iv) to maintain Shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Board of Trustees concerning the Funds operations.

INDEPENDENT ACCOUNTANTS
               serves as the independent accountants of the Trust.

LEGAL COUNSEL

           The law firm of Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005-3333 are counsel to the Trust.

      ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      The Trust is a Massachusetts business trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on June 7, 1993 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes five series of Shares which represent interests in the Government Bond Fund, Asset Allocation Fund, Growth Opportunities Fund, Large Company Growth Fund and Equity Index Fund.

         The Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Trust, except that the Trustees may amend the Declaration of the Trust without the vote or consent of shareholders to:

         (i) designate series of the Trust; (ii) change the name of the Trust; or (iii) supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

         Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares. Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

      Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

         The Trust may suspend the right of redemption only under the following unusual circumstances: (i) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (iii) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any


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

Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

      The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

SHAREHOLDERS

      All Shares of the Funds will be purchased by the Nationwide VA Separate Account-C, (formerly Financial Horizons VA Separate Account-3) a separate account of Nationwide Life and Annuity Insurance Company, (formerly Financial Horizons Life Insurance Company) to fund the obligations of The One Investors Annuity(SM), other insurance company separate accounts to fund variable annuity and variable life contracts and qualified pension and retirement plans. For information concerning the purchase and redemption of Shares by The One(R) Investors Annuity(SM) contract owners, refer to the prospectus of The One Investors Annuity(SM).

CALCULATION OF PERFORMANCE DATA

      The Funds may quote their performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The Funds' share prices, yields and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

      From time to time, Banc One Investment Advisors and/or Administrator may voluntarily waive all or a portion of its respective fee and absorb certain expenses for the Funds. Performance information contained in advertisements include the effect of deducting a Fund's expenses, but may not include charges and expenses attributable to The One Investors Annuity(SM). Since the Funds' shares may only be purchased by Nationwide Life and Annuity Insurance Company, to fund the obligations under The One Investors Annuity(SM), and other insurance company separate accounts to fund variable annuity and variable life contracts and qualified pension and retirement plans, annuity contract owners should carefully review The One Investors Annuity(SM) prospectus, separate account prospectus, and qualified pension and retirement plan documents for information on the annuity contract's fees and expenses. Excluding such fees and expenses from the Funds' performance quotations has the effect of increasing the performance quoted.

      A Fund's respective total return and average annual total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund for each of the periods shown. Total return for a Fund is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in net asset value and reinvestment of dividends and distributions.

      Performance will fluctuate from time to time and is not necessarily representative of future results. Accordingly, a Fund's performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Performance is a function of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund.

      The average annual total return for the one year ended December 31, 1997 and the period from August 1, 1994 (date of initial public offering) through December 31, 1997 was as follows:

                                                 One Year        Since Inception
                                                 --------        ---------------

              Government Bond Fund                 9.67%               8.03%
              Asset Allocation Fund               22.90%              15.53%
              Growth Opportunities Fund           29.81%              18.88%
              Large Company Growth Fund           31.93%              21.03%



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

      Statistical and performance information compiled and maintained by CDA Technologies, Inc. ("CDA") and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

      Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.
15), may also be used. Also current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.

      Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment. From time to time, all of the Funds may quote actual total return performance in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

      The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

      The Funds may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

      The Government Bond Fund and the Asset Allocation Fund may quote actual yield and/or total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations. Comparative information on the Consumer Price Index may also be included.

      The Government Bond Fund and the Asset Allocation Fund may also use comparative performance information computed by and available from certain industry and general market research and publications, as well as statistical and performance information, compiled and maintained by CDA.
and Interactive Data Corporation.

      The Government Bond Fund and the Asset Allocation Fund may also use current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15). In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used.

MISCELLANEOUS

      The Trust is not required to hold a meeting of Shareholders for the purpose of annually electing Trustees except that (i) the Trust is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

      As used in the Funds' Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Each Fund's direct liabilities and expenses will be charged to the assets belonging to that Fund. Each Fund will also be charged in proportion to its relative net asset value for the general liabilities and expenses of the Trust. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

      As used in the Funds' Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

      The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

      The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

      The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.





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

                                     PART C

                                OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS
                  (a)      Report of Independent Accountants dated February  X, 1998
                           Statements of Investments at December 31, 1997 (audited)
                           Statements of Assets and Liabilities at December 31, 1997 (audited)
                           Statements of Operations for the year ended December 31, 1997 (audited)
                           Statements of Changes in Net Assets for the years ended December 31, 1997 and 1996
                           (audited)
                           Notes to Financial Statements
                           Financial Highlights
                  (b)      Exhibits
                           (1)      Amended Declaration of Trust dated August 1,
                                    1994, is incorporated by reference to
                                    Pre-Effective Amendment No. 2 to
                                    Registrant's registration statement on Form
                                    N-1A, filed on July 29, 1994.
                           (2)      Registrant's Bylaws Dated July 8, 1993, are
                                    incorporated by reference to Registrant's
                                    registration statement on Form N-1A, filed
                                    on July 14, 1993.
                           (3)      None
                           (4)      None
                           (5)      Investment Advisory Agreement is incorporated by reference to Pre-
                                    Effective Amendment No. 2 to the Registrant's registration statement on Form N-1A, filed on July 29, 1994.
                           (6)      None
                           (7)      None
                           (8)      Custodian Agreement with State Street Bank and Trust
                                    Company, is incorporated by reference to Pre-Effective Amendment
                                    No. 1 to the Registrant's registration statement on
                                    Form N-1A, filed on May 26, 1994
                           (9.1)    Transfer and Dividend Disbursing Agent
                                    Agreement between Registrant and Nationwide
                                    Investors Services, Inc., is incorporated by
                                    reference to Pre-Effective Amendment No. 1
                                    to the Registrant's registration statement
                                    on Form N-1A, filed on May 26, 1994.
                           (9.2)    Fund Participation Agreement among the
                                    Registrant, Financial Horizons Life
                                    Insurance Company (now known as Nationwide
                                    Life and Annuity Insurance Company), and
                                    Nationwide Financial Services, Inc. is
                                    incorporated by reference to Pre-Effective
                                    Amendment No. 2 to Registrant's registration
                                    statement on Form N-1A, filed on July 29, 1994.
                           (9.3)    Administrative Services Agreement between
                                    Registrant and Nationwide Financial
                                    Services, Inc. is incorporated by reference
                                    to Pre-Effective Amendment No. 1 to the
                                    Registrant's registration statement on Form
                                    N-1A, filed on May 26, 1994.
                           (10)     None
                           (11)     Consent of Ropes & Gray, Counsel for Registrant.
                           (11.1)   Consent of Price Waterhouse LLP, Independent Accountants.
                           (12)     None
                           (13)     None
                           (14)     None
                           (15)     None
                           (16)     None
                           (17.1)   Financial Data Schedule for the Government Bond Fund.
                           (17.2)   Financial Data Schedule for the Asset Allocation Fund.
                           (17.3)   Financial Data Schedule for the Growth Opportunities Fund.

                           (17.4) Financial Data Schedule for the Large Company Growth Fund.


                           Copies of powers of attorney of Registrant's trustees and officers whose names are signed to this Registration. Statement pursuant to said powers of attorneys are filed herewith.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT Registrant neither controls any person nor is under common control with any other person.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES
                  FEBRUARY 4, 1998
                  The One Group(R)Investment Trust
                  Government Bond Fund                        1
                  Asset Allocation Fund                       2
                  Growth Opportunities Fund                   1
                  Large Company Growth Fund                   1


ITEM 27. INDEMNIFICATION

                  Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in Article V, Sections 5.1 through
                  5.3 of the Declaration of Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under
                  Section 5.1 of the Declaration of Trust shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

                  (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                           (i) every person who is or has been a Trustee or
                  officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof:

                           (ii) the words "claim," "action," "suit" or
                  "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b) No indemnification shall be provided hereunder to a Trustee or officer:

                           (i) against any liability to the Trust or the
                  Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;



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                           (ii) with respect to any matter as to which he shall
                  have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust:

                           (iii) in the event of a settlement of other
                  disposition not involving a final adjudication as provided in paragraphs (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                           (A) by vote of a majority of the Disinterested
                  Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                           (B) by written opinion of independent legal counsel.

                  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of Section 5.3 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under Section 5.3 of the Declaration of Trust, provided that either:

                           (i) such undertaking is secured by a surety bond or
                  some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting
                  on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in Section 5.3 of the Declaration of Trust, a "Disinterested Trustee" is one (i) who is not an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. See Item 24(b)(1) (Exhibit 1) above, whose terms and conditions as summarized herein are hereby incorporated by reference.

                  Limitation of liability provisions for the Investment Advisor are set forth in paragraph 4 of the Investment Advisory Agreement. The Investment Advisor shall not be liable for any instructions, action or failure to act, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of the Investment Advisor, whether or not such recommendation shall have been based upon its own investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith; but nothing herein contained shall be construed to protect the Manager against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this agreement. See item 24(b)(5) above (Exhibit 3), whose terms and conditions as summarized herein are hereby incorporated by reference.

                  Registrant undertakes that it will comply with the indemnification provisions of its Declaration of Trust, Investment Advisory Agreement, and any other agreement to which the Registrant is a party containing indemnification provisions in accordance with the provisions of Investment Company Act of 1940 Release No. 11330, as modified from time to time.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

                  Banc One Investment Advisors Corporation (the "Advisor") performs investment advisory services for all of the Funds of the Group. As of June 30, 1997, the Advisor, an indirect wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company located in the state of, Ohio, managed over $47 billion in assets. BANC ONE CORPORATION has affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANC ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance. On a consolidated basis, BANC ONE CORPORATION had assets of over $101 billion as of June 30, 1997.

                  To the knowledge of Registrant, none of the directors or officers of the Advisor, except as set forth herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors of the Advisor who are engaged in any other business, profession, vocation or employment of a substantial nature.


                                         Banc One Investment Advisors Corporation

                  Position With                      Other
                  Banc One  Investment               Substantial                                 Type of
                  Advisors Corporation               Occupation                                  Business
                  --------------------               ----------                                  --------
                  David J. Kundert                   Chairman, Bank One Trust                    Investment
                  Chairman & CEO                     Company, NA                                 Advisor

                  Frederick L. Cullen                Chairman/CEO, Bank One                      Banking
                  Director                           NA; Chairman and ,
                                                     Chief Operating Officer,
                                                     Banc One Ohio Corporation

                  Garrett Jamison                    President & Chief Executive                 Banking
                  Director                           Officer Bank One Trust Company, NA

                  Geoffrey von Kuhn                  Vice Chairman                               Investment
                  Director                           Banc One Capital Corporation                Banking


                  Michael J. McMennamin              Executive VP & Chief Financial              Banking
                  Director                           Officer BANC ONE CORPORATION

                  David R. Meuse                     Chairman/CEO Banc One                       Investment
                  Director                           Capital Holding Corporation                 Banking


ITEM 29. PRINCIPAL UNDERWRITER
                  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
                  Trust Agreements, Bylaws and Minute Books:





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

                           Alan G. Priest
                           Ropes & Gray
                           One Franklin Square
                           1301 K Street, N.W.
                           Suite 800 East
                           Washington, D.C. 20005-3333

                  Records relating to investment advisory services:
                           Banc One Investment Advisors Corporation
                           1111 Polaris Parkway, Suite 100
                           Columbus, OH 43271-0211

                  All other Accounts and Records:
                           James F. Laird, Jr.
                           Nationwide Advisory Services, Inc.
                           Three Nationwide Plaza
                           Columbus, OH 43215

ITEM 31. MANAGEMENT SERVICES

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 32. UNDERTAKINGS

                  Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                  Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                  Registrant hereby undertakes to file a post-effective amendment including financial statements, which need not be audited, for the Equity Index Fund within four to six months of the commencement of that Fund's operations.

                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF COLUMBUS, OHIO ON THE 13 DAY OF FEBRUARY, 1998.

                                  THE ONE GROUP(R) INVESTMENT TRUST (Registrant)

                            By: James F. Laird, Jr. *

--------------------------------------------------------------------------------



      PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT OF THE ONE GROUP(R) INVESTMENT TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 13 DAY OF FEBRUARY, 1998.

Signature                                               Title
---------                                               -----

  PETER C. MARSHALL*                                    Trustee
--------------------------------------------------------------------------------
  Peter C. Marshall


  CHARLES I. POST*                                      Trustee
--------------------------------------------------------------------------------
  Charles I. Post


  JOHN S. RANDALL*                                      Trustee
--------------------------------------------------------------------------------
  John S. Randall


  FREDERICK W. RUEBECK*                                 Trustee
--------------------------------------------------------------------------------
  Frederick W. Ruebeck


  ROBERT A. ODEN JR.*                                   Trustee
--------------------------------------------------------------------------------
  Robert A. Oden Jr.


  PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER

                                                        Vice President
  CHRISTOPHER A. CRAY*                                  and Assistant Treasurer
--------------------------------------------------------------------------------
  Christopher A. Cray.

  *By ALAN PRIEST

--------------------------------------------------------------------------------

Alan Priest
Attorney-in-fact


PRINCIPAL EXECUTIVE OFFICER

  JAMES F. LAIRD, JR.*                                  President
--------------------------------------------------------------------------------
  James F. Laird, Jr.

EXHIBIT INDEX
FORM N-1A ITEM NO.            DESCRIPTION
------------------            -----------
24(b)(10)                     Consent of Ropes & Gray, Counsel for Registrant

24(b)(11)                     Consent of Ropes & Gray, Counsel for Registrant




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